EXHIBIT 23.2
                                        ------------





The Board of Directors
European Micro Holdings, Inc.:


We consent to the use of our report incorporated herein by reference.



/s/ KPMG Peat Marwick LLP
-----------------------

Nashville, Tennessee
December 15, 1998